                                                                      EXHIBIT 24

STATE OF ALABAMA        )
COUNTY OF JEFFERSON     )

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned director whose signature appears below hereby constitutes and appoints Alton E. Yother and William L. Prater, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign of a registration statement of SouthTrust Corporation on Form S-8 relating to the stock option plan for First Bank of Tallahassee, including all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with any state securities commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


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
                                                                                 /s/  Julian W. Banton
Dated as of this 29th day of January 2001.                                   ----------------------------------
                                                                                      Julian W. Banton


Dated as of this ____ day of January 2001.                                   ----------------------------------
                                                                                      Carl F. Bailey

                                                                                 /s/ John M. Bradford
                                                                             ----------------------------------
Dated as of this 29th day of January 2001.                                           John M. Bradford

                                                                                 /s/  William A. Coley
                                                                             ----------------------------------
Dated as of this 26th day of January 2001.                                            William A. Coley


                                                                             ----------------------------------
Dated as of this ____ day of January 2001.                                            H. Allen Franklin


                                                                             ----------------------------------
Dated as of this ____ day of January 2001.                                            William C. Hulsey


                                                                             ----------------------------------
Dated as of this ____ day of January 2001.                                             Donald M. James

                                                                                 /s/   Allen J. Keesler
                                                                             ----------------------------------
Dated as of this 29th day of January 2001.                                             Allen J. Keesler

                                                                                 /s/   Rex J. Lysinger
                                                                             ----------------------------------
Dated as of this 29th day of January 2001.                                             Rex J. Lysinger


                                                                                 /s/  Judy M. Merritt
Dated as of this 29th day of January 2001.                                   ----------------------------------
                                                                                      Judy M. Merritt


Dated as of this ____ day of January 2001.                                    ---------------------------------
                                                                                       Van L. Richey
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